                                                                    Exhibit 10.5










                               EPRISE CORPORATION

                              AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN

                     AS ADOPTED AUGUST 20, 1997, AND AMENDED
                       NOVEMBER 1, 1997, AUGUST 13, 1998,
               MAY 12, 1999, SEPTEMBER 15, 1999, DECEMBER 1, 1999
                    AND AMENDED AND RESTATED JANUARY 5, 2000

                                TABLE OF CONTENTS
                                -----------------


1.  Purpose; Restrictions......................................................1

2. Effective Date..............................................................1

3. Stock Covered by the Plan...................................................1

4. Administration..............................................................2

5. Eligible Recipients.........................................................3

6. Duration of the Plan........................................................3

7. Terms and Conditions of Options.............................................3

8. Restrictions on Incentive Options...........................................7

9. Suspension of Rights Prior to a Dissolution, Reorganization, Etc............7

10. Adjustment in Shares.......................................................7

11. Investment Representations; Transfer Restrictions..........................7

12. Change in Control..........................................................8

13. No Exercise of Option if Employment Terminated for Misconduct.............12

14. Lock-up Agreement.........................................................15

15. Definitions...............................................................15

16. Termination or Amendment of Plan..........................................15

                               EPRISE CORPORATION

                              AMENDED AND RESTATED

                             1997 STOCK OPTION PLAN

         1. PURPOSE; RESTRICTIONS. The purpose of this Eprise Corporation Amended and Restated 1997 Stock Option Plan (the "Plan") is to advance the interests of Eprise Corporation, a Delaware corporation (the "Company"), by strengthening the ability of the Company to attract, retain and motivate key employees, consultants and other individual contributors of or to the Company or any present or future parent or subsidiary of the Company (the "Company Group") by providing them with an opportunity to purchase stock of the Company and thereby permitting them to share in the Company's success. It is intended that this purpose will be effected by granting (i) incentive stock options ("Incentive Options"), which are intended to qualify under the provisions of
Section 422 of the Code (as hereinafter defined), and (ii) non-statutory stock options ("Nonqualified Options"), which are not intended to meet the requirements of Section 422 of the Code and which are intended to be taxed upon exercise under Section 83 of the Code. (Both Incentive Options and Nonqualified Options shall be collectively referred to as "Options".)

                   Notwithstanding the foregoing, no Incentive Options shall be granted under this Plan unless this Plan shall have been approved by the stockholders of the Company within twelve (12) months before or after the Effective Date (as hereinafter defined).

         2. EFFECTIVE DATE. This Plan was originally adopted on August 20, 1997. As amended and restated herein, this Plan was adopted on January 5, 2000 which is also the new Effective Date of the Plan.

         3. STOCK COVERED BY THE PLAN. Subject to adjustment as provided in Sections 9 and 10 below, the initial maximum number of shares that may be made subject to Options under this Plan through the end of the Company's fiscal year ending December 31, 1999 ("Shares") shall not exceed in the aggregate Seven Million One Hundred Thirty-Four Thousand Six Hundred Fourteen (7,134,614) shares of the common stock, $.001 par value, of the Company ("Common Stock"), subject to the proviso in the following sentence. Any Shares subject to an Option which for any reason expires or is terminated unexercised as to such Shares and any Shares reacquired by the Company pursuant to forfeiture or a repurchase right hereunder may again be the subject of an Option under the Plan; PROVIDED, that Shares subject to an option under the Company's 1994 Stock Option Plan (the "1994 Plan") which would have become available for subsequent option grants under the 1994 Plan upon expiration, termination, forfeiture or repurchase in the manner described in the first part of this sentence, shall instead become available for grants under this Plan (thereby increasing the initial maximum number of Shares that may be made subject to Options hereunder through the end of the Company's fiscal year ending December 31, 1999 to a number greater than 7,134,614). In addition, on January 1 of each of 2000, 2001 and 2002, the number of Shares that may be made subject to Options under this Plan shall be increased automatically by an amount equal to the lesser of (i) 5% of the total number of shares of Common Stock that are issued and outstanding (including shares convertible into Common Stock, on an as-converted basis) or held in treasury as of the close of business on December 31 of the preceding year or (ii) 3,500,000 shares (subjected to adjustment as provided in Sections 9 and 10 below). The Shares purchased pursuant to the exercise of Options under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

         4.       ADMINISTRATION. This Plan shall be administered by the

Compensation Committee of the Board of Directors (the "Committee") as follows:

         (a) So long as the Company is not subject to the Exchange Act (as hereinafter defined), the Committee shall consist of one or more persons appointed by, and serving at the pleasure of, the Board of Directors.

         (b) The Plan may be administered by different Committees with respect to different groups of Participants. If and when the Common Stock is registered under the Exchange Act, then (x) to the extent that the Board determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code or otherwise meeting the requirements of Section 162(m) at such time and (y) to the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 of the Exchange Act, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

         (c) The Committee shall have the authority, subject to the express provisions of the Plan, to construe the Plan and the respective Options and related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to grant Options pursuant to Section 5 and to determine the terms and provisions of the respective Options and related agreements, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option or related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith.

         5. ELIGIBLE RECIPIENTS. Subject to the restrictions of Section 1 above, Options may be granted to such key employees, consultants or other individual contributors of or to the Company Group, including without limitation members of the Board, as are selected by the Committee (a "Participant"); provided, that only Employees (as defined below) of the Company Group shall be eligible for grants of Incentive Options.

         6. DURATION OF THE PLAN. This Plan shall terminate ten (10) years from the Effective Date hereof, unless terminated earlier pursuant to Section 13 below, and no Options may be granted thereafter.

         7. TERMS AND CONDITIONS OF OPTIONS. Options granted under this Plan shall be evidenced by grant forms in such form and containing such terms and conditions as the Committee shall determine; provided, however, that such grant forms shall evidence among their terms and conditions the following:

                   (a) PRICE. The purchase price per Share payable upon the exercise of each Option granted hereunder shall be determined by the Committee at the time the Option is granted. Subject to Section 7(j)(i), if applicable, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall not be less than one hundred percent (100%) of the fair market value per Share of the Common Stock on the day the Incentive Option is granted. Fair market value shall be determined in accordance with procedures to be established in good faith by the Committee. The purchase price per Share payable upon the exercise of each Nonqualified Option granted hereunder shall be determined by the Board at the time of the grant. No Share shall be issued for less than its par value, if any.

                   (b) NUMBER OF SHARES. Each grant form shall specify the number of Shares to which it pertains.

                   (c) EXERCISE OF OPTIONS. Each Option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Committee may determine at the time it grants such Option; provided, however, that no Option shall be exercisable with respect to any Shares later than ten (10) years after the date of the grant of such Option (or five (5) years in the case of Incentive Options to which Section 7(j)(ii) applies). An Option shall be exercisable only by delivery of a written notice to the Company's President, or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which the Option is exercised and accompanied by either (i) payment or (ii) if permitted by the Committee, irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with Section 7(d)(ii) below of the amount necessary to pay the aggregate exercise price. With respect to an Incentive Option, the permission of the Committee referred to in clause (ii) of the preceding sentence must be granted at the time the Incentive Option is granted.

                   (d) PAYMENT. Payment shall be made in full (i) at the time the Option is exercised or (ii) promptly after the Participant forwards the irrevocable instructions referred to in Section 7(c)(ii) above to the appropriate broker, if exercise of an Option is made pursuant to Section 7(c)(ii) above. Payment shall be made either (I) in cash, (II) by check, (III) if permitted by the Committee (with respect to an Incentive Option, such permission to have been granted at the time the Incentive Option is granted), by delivery and assignment to the Company of shares of Company stock (A) which have a fair market value (as determined by the Committee) equal to the exercise price, and (B) except to the extent otherwise permitted by the Committee in any instance, have been owned by the Participant (or other person(s) exercising the Participant's rights under this Plan) for at least six months prior to the date of delivery or deemed delivery of such shares (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company and are acceptable to the Committee, (IV) if permitted by the Committee, as stated in the grant form evidencing the Option, and to the extent permitted by any applicable law, by the Participant's recourse promissory note, which note must be due and payable not more than five (5) years after the date the Option is exercised, or (V) by a combination of one or more of the foregoing methods. If shares of Company stock are to be used to pay the exercise price of an Incentive Option, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such shares and their transfer in payment of the exercise price satisfy the requirements of
Section 422 of the Code and other applicable laws.

           For purposes of this Section and Section 7(e) below, a deemed delivery of shares shall mean the offset by the Company of a number of shares subject to the Option against an equal number of shares of the Company's stock owned by the Participant, which may be accomplished by attestation by the Participant as to such shares owned. If shares of Common Stock are to be used to pay the exercise price of an Incentive Option, the Company must be furnished with evidence satisfactory to it prior to such payment that the acquisition of such shares and their transfer in payment of the exercise price satisfy the requirements of Section 422 of the Code and other applicable laws.

                   (e) WITHHOLDING TAXES; DELIVERY OF SHARES. The Company's obligation to deliver Shares upon exercise of an Option shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of Options. The Participant may elect to satisfy such obligation(s), in whole or in part, by (i) delivering to the Company a check for the amount required to be withheld or (ii) if the Committee in its sole discretion approves in any specific or general case, through the surrender (by actual or deemed delivery) of shares of Common Stock which the Participant already owns with a fair market value equal to the amount required to be withheld and which, except to the extent otherwise permitted by the Committee in any instance, have been owned by the Participant for at least six months prior to the date of delivery or deemed delivery of such Shares (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, or (iii) to the extent of the minimum applicable federal and state withholding rate only, through the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Plan, subject to the discretion of the Committee to require payment in cash if it determines that payment by other methods is not in the best interests of the Company.

                   (f) NON-TRANSFERABILITY. Except as the Board may otherwise specify in an Option Grant (which it shall not do in any Incentive Stock Option), no Option shall be transferable by the Participant otherwise than by will or the laws of descent or distribution, and each Option shall be exercisable during the Participant's lifetime only by the Participant.

                   (g) TERMINATION OF OPTIONS. Except to the extent the Committee provides specifically in a grant form or Option agreement for a lesser period (or a greater period, in the case of Nonqualified Options only), each Option shall terminate and may no longer be exercised if the Participant ceases for any reason to render continuous Service (as hereinafter defined), in accordance with the following provisions:

                           (i) if the Participant ceases to render Service for
                  any reason other than death or Disability (as hereinafter defined), the Participant may, at any time within a period of three (3) months after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation;

                           (ii) if the Participant ceases to render Service
                  because of Disability, the Participant may, at any time within a period of one (1) year after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

                           (iii) if the Participant ceases to render Service
                  because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of one (1) year after the Participant's death by the person or persons to whom the Participant's rights under the Option pass by will or by the laws of descent or distribution;

provided, however, that no Option may be exercised to any extent by anyone after the date of its expiration; and provided, further, that Options may be exercised at any time only as to Shares which at such time are available for acquisition pursuant to the terms of the applicable grant form or agreement.

         The Committee shall have full power and authority to extend the period of time for which a Nonqualified Option is to remain exercisable following termination of Participant's Service from the periods set forth in subsection 7(g)(i), (ii) or (iii) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

                  (h) RIGHTS AS STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate in the Participant's name for such Shares.

                  (i) REPURCHASE OF SHARES BY THE COMPANY. Any Shares acquired upon exercise of an Option may in the discretion of the Committee be subject to repurchase by or forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the option grant form or agreement pursuant to which the Shares were acquired. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legending provisions as may be set forth in the option grant form or agreement pursuant to which the Shares were acquired.

                  (j) 10% STOCKHOLDER. If any Participant to whom an Incentive Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or subsidiaries, then the following special provisions shall be applicable:

                           (i) The exercise price per Share subject to such
                  Option shall not be less than 110% of the fair market value of each Share on the date of grant; and

                           (ii) The Option shall not have a term in excess of
                  five (5) years from the date of grant.

                  (k) CONFIDENTIALITY AGREEMENTS. Each Participant shall execute, prior to or contemporaneously with the grant of any Option hereunder, the Company's then standard form of agreement, if any, relating to nondisclosure of confidential information, assignment of inventions and related matters.

                  (l) AGGREGATE LIMITATION. The maximum number of Shares with respect to which any Options may be granted under the Plan to any individual during each successive twelve-month period commencing on the Effective Date of the Plan shall not exceed 1,500,000 Shares.

                  (m) RIGHT TO TERMINATE. Nothing contained in the Plan or in any Option granted hereunder shall restrict the right of any member of the Company Group to terminate the employment of any Participant or other Service by the Participant at any time and for any reason, with or without notice.

                  (n) AUTOMATIC EXERCISE. Unless provided otherwise in the Option grant form, each Option granted on or after the Effective Date of this restated Plan shall be deemed to have been exercised in full (to the extent not previously exercised) on the last day the Option is exercisable if such Option would have a before-tax net value of at least $200,000 to the holder upon exercise on such date. Such deemed exercise shall be subject to payment in full of the exercise price (and all applicable withholding taxes) by any of the methods permitted pursuant to the Option grant form, but subject to the discretion of the Committee to require payment in cash if it determines that payment by other methods is not in the best interests of the Company.

         8. RESTRICTIONS ON INCENTIVE OPTIONS. Incentive Options granted under this Plan shall be specifically designated as such and shall be subject to the additional restriction that the aggregate fair market value, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. If an Incentive Option which exceeds the $100,000 limitation of this Section 8 is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to Section 422(d) of the Code. In the event that such Participant is eligible to participate in any other stock incentive plans of the Company, its parent, if any, or a subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitation shall apply to the aggregate number of shares for which options may be granted under all such plans.

         9. SUSPENSION OF RIGHTS PRIOR TO A DISSOLUTION, REORGANIZATION, ETC. Prior to any dissolution, liquidation, merger, consolidation or reorganization of the Company as to which the Company will not be the surviving corporation, or the sale or exchange of substantially all of the Common Stock or the sale of substantially all of the assets of the Company (the "Event"), the Board or the Committee may decide to terminate each outstanding Option. If the Board or the Committee so decides, each Option shall terminate as of the effective date of the Event, but the Board or the Committee shall suspend the exercise of all outstanding Options a reasonable time prior to the Event, giving each person affected thereby not less than fourteen days written notice of the date of suspension, prior to which date such person may purchase in whole or in part the Shares otherwise available to him as of the date of purchase. For purposes of this section, the Shares available to any person as of the date of purchase shall include all Shares issuable under any Accelerated Options of such person, as defined in Section 12 hereof. If the Event is not consummated, the suspension shall be removed and all Options shall continue in full force and effect, subject to their terms.

         10. ADJUSTMENT IN SHARES. Appropriate adjustment shall be made by the Committee in the maximum number of Shares subject to the Plan (including the annual increase set forth in Section 3 hereof), in the aggregate Share limit set forth in Section 7(l) hereof, and in the number, kind, and exercise price of Shares covered by outstanding Options granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Effective Date of the Plan. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Option under the Plan and the number and kind of Shares then subject to Options granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Committee may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

         11. INVESTMENT REPRESENTATIONS; TRANSFER RESTRICTIONS. The Company may require Participants, as a condition of purchasing Shares pursuant to the exercise of an Option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares for the Participant's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate (including without limitation confirmation that the Participant is aware of any applicable restrictions on transfer of the Shares, as specified in the by-laws of the Company or otherwise) in order to comply with federal and applicable state securities laws.

         12.      CHANGE IN CONTROL.

         (a) For the purpose of this Plan, a "Change in Control" shall mean:

                           (w) The acquisition by any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35 percent or more of either (i) the then outstanding shares of Common Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control:
         (A) any acquisition directly from the Company; (B) any acquisition by the Company or by any corporation controlled by the Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a consolidation or merger, if, following such consolidation or merger, the conditions described in clauses (i), (ii) and (iii) of paragraph
         (a)(y) of this Section 12 are satisfied; or

                           (x) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") ceasing for any reason to constitute at least two-thirds of the Board over any period of 24 consecutive months or less; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote or resolution of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (y) Adoption by the Board of a resolution approving an agreement of consolidation of the Company with or merger of the Company into another corporation or business entity in each case unless, following such consolidation or merger, (i) more than 60 percent of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and Outstanding Company Voting Securities immediately prior to such consolidation or merger in substantially the same proportions as their ownership, immediately prior to such consolidation or merger, of the

         Common Stock and/or Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company; any employee benefit plan (or related trust) of the Company or such corporation or other business entity resulting from such consolidation or merger; and any Person beneficially owning, immediately prior to such consolidation or merger, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of its directors (or other persons having the general power to direct the affairs of such entity) and (iii) at least two-thirds of the members of the board of directors (or other group of persons having the general power to direct the affairs of the corporation or other business entity) resulting from such consolidation or merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such consolidation or merger; provided that any right which shall vest by reason of the action of the Board pursuant to this paragraph (a)(y) shall be divested, with respect to any such right not already exercised, upon (A) the rejection of such agreement of consolidation or merger by the stockholders of the Company or (B) its abandonment by either party thereto in accordance with its terms; or

                  (z) Adoption by the requisite majority of the whole Board, or by the holders of such majority of stock of the Company as is required by law or by the Certificate of Incorporation or By-Laws of the Company as then in effect, of a resolution or consent authorizing
         (i) the dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation or other business entity with respect to which, following such sale or other disposition, (A) more than 60 percent of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Common Stock and/or Outstanding Company Voting securities, as the case may be, (B) no Person (excluding the Company; any employee benefit plan (or related trust) of the Company or such corporation or other business entity; and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the then outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) and (C) at least two-thirds of the members of the board of directors (or other group of persons having the general power to direct the affairs of such corporation or other entity) were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; provided that any right which shall vest by reason of the action of the Board or the stockholders pursuant to this paragraph (a)(z) shall be divested, with respect to any such right not already exercised, upon the abandonment by the Company of such dissolution, or such sale or other disposition of assets, as the case may be.

         A Change in Control shall not occur upon the mere reincorporation of the Company in another state.

                  (b) Unless otherwise expressly provided in the applicable Option Grant, upon the occurrence of a Change in Control (as defined above), the Board or the board of directors of any entity assuming the obligations of the Company hereunder (as used in this Section 12, also the "Board") shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (A) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change in Control, (B) shares of stock of the surviving or successor corporation or (C) such other securities as the Board deems appropriate, the fair market value of which shall not materially differ from the fair market value of the shares of Common Stock subject to such Options immediately preceding the Change in Control; or (ii) upon written notice to the Participants, provide that all Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Change in Control, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the Shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Change in Control) over the exercise price thereof. Upon a Change in Control, any Options granted pursuant to the Plan that are exercisable in installments shall accelerate so that the Option installment that would otherwise become exercisable on the next regularly scheduled vesting date shall become immediately exercisable upon the Change in Control, and any election by the Board or any assumption of Options under clauses (i), (ii) and (iii) above shall reflect such accelerated vesting. Notwithstanding the previous sentence, the Board may, in its discretion, provide acceleration or other rights in addition to those provided above.

                  (c) Upon the occurrence of any Change in Control, the repurchase and other rights of the Company under each outstanding Option shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Change in Control in the same manner and to the same extent as they applied to the Common Stock subject to such Option; PROVIDED, HOWEVER, that upon a Change in Control, any Options granted under the Plan that are exercisable in full, with the underlying Option shares subject to repurchase by the Company according to a vesting schedule, shall be immediately and automatically amended so that the installment of the underlying Option shares that would otherwise become a vested installment (and no longer subject to repurchase by the Company) on the next regularly scheduled vesting date shall become immediately vested upon such Change in Control, and any election by the Board or assumption of Options under clauses (i), (ii) or (iii) of Section 12(b) above shall reflect such accelerated vesting; provided further that the Board may, in its discretion, provide for acceleration or other rights in addition to those provided above.

         13.      NO EXERCISE OF OPTION IF EMPLOYMENT TERMINATED FOR MISCONDUCT.

         (a) If the employment of the Employee is terminated for "Misconduct" (as defined below):

                  (x) an Option which is exercisable in installments shall terminate on the date of such termination of employment with respect to any shares which have become exercisable during the period commencing on the date which is six months prior to the date upon which such Misconduct is determined by the Board of Directors to have commenced or occurred and shall thereupon not be exercisable to the extent of such termination; and

                  (y) an Option which is fully exercisable upon grant, subject to a right of the Company to repurchase unvested Option shares, shall terminate on the date of such termination of employment and, in addition, the Company shall have the right, but not the obligation, to repurchase the Option shares which the Employee purchased within six months prior to the date on which such Misconduct occurred from the Employee, or his or her legal representatives, as the case may be (the "Repurchase Right"). The Repurchase Right shall be exercised by the Company by giving the Employee, or his or her legal representatives, written notice of its intention to exercise the Repurchase Right within three months of the Employee's termination of employment, and, together with such notice, tendering to the Employee, or his or her legal representative, an amount equal to the Option price of the shares. The Company may, in exercising the Repurchase Right, designate one or more nominees to purchase the shares either within or without the Company. Upon timely exercise of the Repurchase Right in the manner provided in this Section 13(a)(y), Employee, or his or her legal representative, shall deliver to the Company the stock certificate or certificates representing the shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

         (b) "Misconduct" is conduct, as determined by the Board of Directors, involving one or more of the following: (i) disloyalty, dishonesty or breach of fiduciary duty to the Company; (ii) the commission of an act of embezzlement, fraud, disloyalty, dishonesty or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to withdraw from or not enter into a contract with the Company. In making such determination, the Board of Directors shall act fairly and in utmost good faith and shall give the Employee an opportunity to appear and to be heard at a hearing before the Board of Directors or any Committee and present evidence on his or her behalf. For the purposes of this Section 13, termination of employment shall be deemed to occur when the Employee receives notice that his or her employment is terminated.

         14. LOCK-UP AGREEMENT. The Employee agrees that the Employee will not, for such period following the effective date of the Company's initial distribution of securities in an underwritten public offering to the general public pursuant to a registration statement filed with the Securities and Exchange Commission as the managing underwriter of such offering shall reasonably request, but in any event not to exceed 180 days, directly or indirectly, sell, offer to sell or otherwise dispose of the Company's securities other than any securities which are included in such initial public offering.

         15.      DEFINITIONS.

                  (a)      "BOARD" means the Board of Directors of the Company.

                  (b) "CODE" means the Internal Revenue Code of 1986, as heretofore and hereafter amended, and the regulations promulgated thereunder.

                  (c) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as heretofore and hereafter amended.

                  (d) "SERVICE" means the performance of work for one or more members of the Company Group as an employee, director, consultant or other individual contributor.

                  (e) "SUBSIDIARY" has the meaning set forth in Section 424(f) of the Code.

         16       TERMINATION OR AMENDMENT OF PLAN. The Board may by written action at any time terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided:

                  (a) that no such termination or amendment shall adversely affect or impair any then outstanding Option or related agreement without the consent of the Participant holding such Option or related agreement; and

                  (b) that if the Plan itself shall have been approved by the stockholders of the Company, no such amendment which, pursuant to (i) the Code,
(ii) the Exchange Act or the regulations thereunder, (iii) any rules and regulations of any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any time or (iv) any other applicable federal, state or foreign laws, rules and regulations requires action by the stockholders, may be made without obtaining, or being conditioned upon, stockholder approval.

         With the consent of the Participant affected, the Committee may amend outstanding Options or related agreements in a manner not inconsistent with the Plan. The Committee shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.